Fourth Quarter and FY 2021 Business Review February 17, 2022 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent our expectations as of February 16, 2022. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended January 2, 2021 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to the impact of the COVID-19 pandemic on our operating and financial results; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted diluted EPS (earnings per share), adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our fourth quarter and fiscal year 2021 earnings press release issued February 16, 2022, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision- making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

BUSINESS REVIEW Jeffrey L. Powell, President & CEO 4KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

Operational Highlights • Solid execution by our businesses led to strong financial performance and record cash flow from operations in the fourth quarter and FY 2021 • Capital project activity and aftermarket parts demand remained strong in Q4 despite the Omicron variant and supply chain headwinds • Selected as a winner of the 2021 SEAL Business Sustainability Award and named by Newsweek magazine as one of America’s Most Responsible Companies for the second consecutive year 5KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

Q4 2021 Performance 6 Q4 21 Q4 20 Change Revenue $218.5 $168.4 +29.7% Net Income $24.2 $16.2 +49.1% Adjusted EBITDA* $44.8 $32.1 +39.4% Adjusted EBITDA Margin* 20.5% 19.1% +140 bps Diluted EPS $2.07 $1.40 +47.9% Adjusted Diluted EPS* $2.31 $1.54 +50.0% Operating Cash Flow $61.0 $40.3 +51.5% Free Cash Flow* $55.9 $38.1 +46.8% HIGHLIGHTS • Record revenue performance; record aftermarket parts revenue in Q4 • Aftermarket parts revenue was up 22% and made up 63% of Q4 revenue • Excellent adjusted EBITDA* across all operating segments ($ in millions, except per share amounts) KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

FY 2021 Performance 7 FY 21 FY 20 Change Revenue $786.6 $635.0 +23.9% Net Income $84.0 $55.2 +52.3% Adjusted EBITDA* $159.4 $115.9 +37.5% Adjusted EBITDA Margin* 20.3% 18.3% +200 bps Diluted EPS $7.21 $4.77 +51.2% Adjusted Diluted EPS* $7.83 $5.00 +56.6% Operating Cash Flow $162.4 $92.9 +74.9% Free Cash Flow* $149.6 $85.3 +75.5% Bookings $893.2 $648.5 +37.7% HIGHLIGHTS • Record performance achieved across all financial metrics including revenue and EPS • Cash flow from operations and free cash flow were exceptionally strong throughout the year • Macroeconomic challenges and supply chain constraints were successfully navigated to deliver exceptional value to our customers ($ in millions, except per share amounts) KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

$61.9 $76.0 $71.8 $76.7 $83.7 4Q20 1Q21 2Q21 3Q21 4Q21 Flow Control 8 $ in millions Q4 21 Q4 20 Change Revenue $78.0 $60.1 +29.8% Bookings $83.7 $61.9 +35.3% Adjusted EBITDA* $19.3 $15.7 +23.0% Adjusted EBITDA Margin* 24.8% 26.1% -130 bps HIGHLIGHTS • Strong aftermarket demand and capital project activity • Recent acquisition put downward pressure on adjusted EBITDA margin* • Integration of the Clouth acquisition is progressing well ($ in millions) KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. BOOKINGS

$94.8 $86.6 $101.9 $118.9 $94.9 4Q20 1Q21 2Q21 3Q21 4Q21 Industrial Processing 9 $ in millions Q4 21 Q4 20 Change Revenue $95.3 $69.1 +37.9% Bookings $94.9 $94.8 +0.2% Adjusted EBITDA* $25.0 $16.2 +54.1% Adjusted EBITDA Margin* 26.2% 23.5% +270 bps HIGHLIGHTS • Record demand for wood processing equipment drove strong bookings performance • High operating rates at mills led to solid demand for aftermarket parts • Excellent adjusted EBITDA margin* driven by improved operating leverage and solid execution in all product lines • Healthy backlog positions us well for a strong start to 2022 BOOKINGS ($ in millions) KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

$39.9 $41.9 $39.4 $49.1 $52.2 4Q20 1Q21 2Q21 3Q21 4Q21 Material Handling 10 $ in millions Q4 21 Q4 20 Change Revenue $45.2 $39.2 +15.3% Bookings $52.2 $39.9 +30.8% Adjusted EBITDA* $9.3 $7.2 +29.2% Adjusted EBITDA Margin* 20.5% 18.3% +220 bps HIGHLIGHTS • Aftermarket parts demand was strong with record bookings in Q4 • Margin performance was solid despite inflationary pressure for raw materials • Project activity in waste handling is strengthening • Integration of Balemaster acquisition is progressing well BOOKINGS ($ in millions) KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

Business Outlook • Demand expected to remain solid as the global economy recovers • Supply chain constraints and inflationary pressures expected to continue • Expecting to generate record earnings in fiscal 2022 11KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

FINANCIAL REVIEW Michael J. McKenney, EVP & CFO KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 12

Q4 2021 Financial Performance Q4 21 Q4 20 Gross Margin 42.4% 44.1% SG&A % of Revenue 26.4% 28.1% Operating Income $31.5 $22.0 Net Income $24.2 $16.2 Adjusted EBITDA* $44.8 $32.1 Diluted EPS $2.07 $1.40 Adjusted Diluted EPS* $2.31 $1.54 HIGHLIGHTS • Adjusted EBITDA margin* of 20.5% • Operating cash flow of $61.0 million • Free cash flow* of $55.9 million • Net debt of $175 million; leverage ratio1 of 1.34 ($ in millions, except per share amounts) KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 13

FY 2021 Financial Performance FY 21 FY 20 Gross Margin 42.9% 43.7% SG&A % of Revenue 26.5% 28.6% Operating Income $116.7 $81.1 Net Income $84.0 $55.2 Adjusted EBITDA* $159.4 $115.9 Diluted EPS $7.21 $4.77 Adjusted Diluted EPS* $7.83 $5.00 HIGHLIGHTS • Adjusted EBITDA margin* of 20.3% • Operating cash flow of $162.4 million • Free cash flow* of $149.6 million ($ in millions, except per share amounts) KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 14

$38.1 $16.8 $42.3 $34.6 $55.9 4Q20 1Q21 2Q21 3Q21 4Q21 FREE CASH FLOW* OPERATING CASH FLOW 19.1% 18.0% 21.1% 20.5% 20.5% 4Q20 1Q21 2Q21 3Q21 4Q21 Adjusted EBITDA and Cash Flow Metrics CASH FLOW $37.9 $40.3 $44.4 ($ in millions) ADJUSTED EBITDA MARGIN* $19.1 KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 15 $91.7 $115.2 $127.1 $115.9 $159.4 17.8% 18.2% 18.0% 18.3% 20.3% 0% 5% 10% 15% 20% 25% $0 $50 $100 $150 $200 2017 2018 2019 2020 2021 ADJUSTED EBITDA* ADJ. EBITDA MARGIN* ($ in millions) FY ADJUSTED EBITDA* $47.9 $46.4 $87.5 $85.3 $149.6 2017 2018 2019 2020 2021 FREE CASH FLOW* OPERATING CASH FLOW FY CASH FLOW ($ in millions) $162.4 $92.9$97.4 $63.0$65.2 $61.0

$1.54 $0.91 $0.11 $0.04 ($0.13) ($0.08) ($0.05) ($0.02) ($0.01) $2.31 4Q20 to 4Q21 Adjusted Diluted EPS* KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 16 4Q20 ADJ EPS* 4Q21 ADJ EPS* REVENUE ACQUISTIONS INTEREST EXPENSE OPERATING EXPENSE GOV’T PROGRAMS CHANGE IN SHARES GROSS MARGIN TAX PROVISION

$5.00 $3.33 $0.23 $0.21 $0.12 $0.04 ($0.78) ($0.23) ($0.06) ($0.03) $7.83 2020 to 2021 Adjusted Diluted EPS* KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 17 FY20 ADJ EPS* FY21 ADJ EPS* REVENUE ACQUISTIONSINTEREST EXPENSE OPERATING EXPENSE GOV’T PROGRAMS CHANGE IN SHARES NON- CONTROLLING INTEREST GROSS MARGIN TAX PROVISION

Key Liquidity Metrics $ in millions Q4 21 Q3 21 Q4 20 Cash, cash equivalents, and restricted cash $94.2 $83.7 $66.6 Debt $264.6 $309.4 $228.0 Lease obligations $4.9 $5.1 $5.5 Net Debt $175.4 $230.8 $166.8 Leverage ratio1 1.34 1.69 1.61 Working capital % LTM revenue2 9.4% 13.5% 14.2% Cash conversion days3 106 113 125 KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 18

Guidance for 2022 19KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. • Q1 2022 revenue of $212 to $217 million • Q1 2022 adjusted diluted EPS of $2.00 to $2.10 • FY 2022 revenue of $870 to $890 million • FY 2022 adjusted diluted EPS of $8.55 to $8.75 • Gross margins 43.0% to 43.5% • SG&A approximately 25.0% to 25.5% of revenue • Recurring tax rate of 28% • Capex spending approximately 2% of revenue • Depreciation & amortization expense of $36 to $37 million

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 956 9006. Please mute the audio on your computer. KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 20

2022 Key Priorities 21 ACCELERATE SUSTAINABLE INDUSTRIAL PROCESSING DELIVER EXCEPTIONAL STAKEHOLDER VALUE MAINTAIN STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com February 17, 2022

APPENDIX Fourth Quarter and FY 2021 Business Review KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 23

Revenue by Customer Location $ in thousands Q4 21 Q4 20 Change Change Excl. Acquisitions and FX* North America $113,139 $90,154 $22,985 $14,192 Europe 62,297 48,646 12,651 6,338 Asia 31,764 21,276 10,488 6,515 Rest of World 12,316 8,355 3,961 3,410 TOTAL $218,516 $168,431 $50,085 $30,455 KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 24 $ in thousands FY 21 FY 20 Change Change Excl. Acquisitions and FX* North America $420,382 360,061 $60,321 $41,221 Europe 220,578 161,527 59,051 36,340 Asia 103,810 72,268 31,542 19,827 Rest of World 41,809 41,172 637 (918) TOTAL $786,579 $635,028 $151,551 $96,470

28.1% 28.7% 25.2% 26.2% 26.4% 4Q20 1Q21 2Q21 3Q21 4Q21 44.1% 43.9% 43.6% 41.9% 42.4% 4Q20 1Q21 2Q21 3Q21 4Q21 Quarterly Gross Margin and SG&A KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 25 GROSS MARGIN SG&A (as a % of revenue)

Adjusted Diluted EPS Reconciliation Q4 21 Q4 20 FY 21 FY 20 Diluted EPS, as reported $2.07 $1.40 $7.21 $4.77 Impairment and Restructuring Costs, Net of Tax 0.08 0.13 0.08 0.19 Gain on Sale, Net of Tax (0.03) - (0.03) - Acquisition Costs, Net of Tax 0.06 - 0.26 0.03 Acquired Backlog Amortization, Net of Tax 0.04 0.01 0.08 0.04 Acquired Profit in Inventory, Net of Tax 0.13 - 0.26 - Discrete Tax Items (0.04) - (0.04) (0.03) Adjusted Diluted EPS* $2.31 $1.54 $7.83 $5.00 Free Cash Flow Reconciliation $ in thousands Q4 21 Q4 20 Operating Cash Flow $61,010 $40,283 Less Capital Expenditures 5,083 2,176 Free Cash Flow* $55,927 $38,107 Adjusted diluted EPS (earnings per share) is a non-GAAP financial measure. Free cash flow is a non-GAAP financial measure. KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 26

Free Cash Flow Reconciliation ($ in millions) 2017 2018 2019 2020 2021 Operating Cash Flow, as reported $ 65.2 $ 63.0 $ 97.4 $ 92.9 $ 162.4 Capital Expenditures $ (17.3) $ (16.6) $ (9.9) $ (7.6) $ (12.8) Free Cash Flow* $ 47.9 $ 46.4 $ 87.5 $ 85.3 $ 149.6 Free cash flow is a non-GAAP financial measure.

Adjusted EBITDA Reconciliation Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA in a given period by revenue in the same period. $ in thousands Q4 21 Q4 20 FY 21 FY 20 Net Income Attributable to Kadant $24,157 $16,207 $84,043 $55,196 Net Income Attributable to Noncontrolling Interest 203 174 838 543 Provision for Income Taxes 5,919 4,210 27,171 17,948 Interest Expense, Net 1,233 1,322 4,554 7,242 Other Expense, Net 33 100 104 195 Impairment and Restructuring Costs 980 2,053 980 2,979 Gain on Sale (515) - (515) - Acquisition Costs 1,036 - 3,655 485 Acquired Backlog Amortization 635 177 1,326 544 Acquired Profit in Inventory 2,068 - 4,284 - Depreciation and Amortization 9,070 7,897 32,976 30,790 Adjusted EBITDA* $44,819 $32,140 $159,416 $115,922 Adjusted EBITDA Margin* 20.5% 19.1% 20.3% 18.3% KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 28

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-10 is calculated using actual numbers reported in our press release dated February 16, 2022. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $30 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 4Q21 BUSINESS REVIEW–FEBRUARY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 29